EXHIBIT 10.3

CANDOUR
THE REAL ESTATE BROKER

Date: 26th February 2014

ORN :- 2490

Subject : Property Code: Plot No 45, Saih Shuaib 2, 3076.76 sq m
REF: MEMORANDUM OF UNDERSTANDING FOR PLOT NO 45, SAIH SHUABI 2, DUBAI INDUSTRIAL CITY, 3076.76 SQ M.

This Agreement will as a part of the Memorandum of Understanding (MOU) signed on 27th December 2013 between:

Crown Group Investments Limited (the "Company") registered with Jebel Ali Free Zone Authority, under Registration No 131599, P.O.Box 17099, Jebel Ali Free Zone, Dubai, United Arab Emirates. (Here in after referred to as the Seller)

And

Elite Star Trading Limited (the "Company") registered with Jebel Ali Free Zone Authority, under Registration No 131599, P.O.Box 17099, Jebel Ali Free Zone, Dubai, United Arab Emirates. (Here in after referred to as the Buyer)

Represented by Candour Real Estate Broker, RERA Office Registration No 2490, P.O.Box 46919, Dubai, United Arab Emirates.

Now therefore, the parties agree as follows:

1. It is agreed between the Buyer and the Seller that they agree to extend the transfer date originally agreed and transfer the property on or before 10th March 2014.

2. All other terms and conditions stated in the Memorandum of Understanding signed on 27th December 2013 by both parties remain the same.

Signed by All Parties:

Crown Group Investments Limited

Elite Star Trading Limited

Candour Real Estate Broker

كندور للوساطة العقارية
DUBAI - U.A.E.
CANDOUR REAL ESTATE BROKER

Tel: +971 4 3957545, Fax: +971 4 3957546
Suite 601, Al barsha business center, Al barsha, PO box 46919, dubai.
www.candourproperty.com